                                                                       EXHIBIT 1


                                Tribune Company

           4,600,000 DECS(SM) (Debt Exchangeable for Common Stock(SM)*1
                 6 1/4% Exchangeable Notes Due August 15, 2001

               (Subject to Exchange into Shares of Common Stock,
            par value $.01 per share, of The Learning Company, Inc.)

                             Underwriting Agreement

                                                              New York, New York
                                                                   July 30, 1998

Salomon Smith Barney
Smith Barney Inc.
As Representative of the several Underwriters, 388 Greenwich Street
New York, New York 10013


Ladies and Gentlemen:

     Tribune Company, a Delaware corporation (the "Company"), proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, an aggregate of 4,600,000 DECS (Debt Exchangeable for Common Stock) consisting of its 6 1/4% Exchangeable Notes Due August 15, 2001 (the "Underwritten DECS"), to be issued under an indenture dated as of January 1, 1997 between the Company and Bank of Montreal Trust Company, as trustee (the "Trustee"), as supplemented to the date hereof (as so supplemented, the "Indenture"). The Company also proposes to grant to the Underwriters an option to purchase up to 610,796 additional DECS to cover over-allotments (the "Option DECS"; the Option DECS, together with the Underwritten DECS, being hereinafter called the "DECS"). At maturity (including as a result of acceleration or otherwise), the DECS will be mandatorily exchanged by the Company into shares of common stock, par value $.01 per share (the "Learning Common

     ---------------

* Plus an option to purchase from Tribune Company, up to 610,796 additional DECS to cover over-allotments/

     "DECS" and "Debt Exchangeable For Common Stock" are service marks of Salomon Brothers Inc.

Stock"), of The Learning Company, a Delaware corporation ("TLC") (or, at the Company's option, the cash equivalent and/or such other consideration as permitted or required by the terms of the DECS) at the exchange rate specified in the Company Prospectus (as defined herein). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Company Registration Statement, a Company Preliminary Prospectus, the Company Prospectus, the TLC Registration Statement, the TLC Preliminary Prospectus or the TLC Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Company Registration Statement or the TLC Registration Statement or the issue date of such Company Preliminary Prospectus, Company Prospectus, TLC Preliminary Prospectus or TLC Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Company Registration Statement, any Company Preliminary Prospectus, the Company Prospectus, the TLC Registration Statement, the TLC Preliminary Prospectus or the TLC Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Company Registration Statement or the TLC Registration Statement, as the case may be, or the issue date of any Company Preliminary Prospectus or the Company Prospectus or any TLC Preliminary Prospectus or the TLC Prospectus, as the case may be, deemed to be incorporated therein by reference.

          In connection with the foregoing, TLC has filed with the Commission a post-effective amendment to registration statement with respect to 5,210,796 shares and a prospectus supplement thereto relating to 4,600,000 of such shares (the "Underwritten Shares") of Learning Common Stock, in respect of the Underwritten DECS plus an additional 610,796 shares (the "Option Shares" and, together with the Underwritten Shares, the "Shares") of Learning Common Stock in respect of the Option DECS, for delivery by the Company pursuant to the DECS, which registration statement is referred to in Section 2 of this Agreement. Certain terms used herein are defined in Section 18 hereof.

          1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter and TLC as set forth below in this Section 1.
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         (a) The Company meets the requirements for use of Form S-3 under the
     Act and has prepared and filed with the Commission a registration statement (file number 333-18921) on Form S-3, including a related preliminary prospectus, for the registration under the Act of the offering and sale of the Company's debt securities. The Company may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement, (including the form of final prospectus), (2) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b), or (3) a final prospectus in accordance with Rules 415 and 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Company Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Company Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. If the Company Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Company Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

         (b) (i) On the Effective Date, (ii) when the Company Prospectus is first filed (if required) in accordance with Rule 424(b), (iii) when, prior to the Closing Date (as defined herein), any amendment to the Company Registration Statement becomes effective (including the filing of any document incorporated by reference in the Company Registration Statement),
     (iv) when any supplement to the Company Prospectus is filed with the Commission and (v) on the Closing Date and on any date on which Option DECS are purchased, if such date is not the Closing Date (a "settlement date"):
     (x) the Company Registration Statement, as amended as of any such time, the Company Prospectus, as amended or supplemented as of any such time,

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     and the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Exchange Act and the respective rules thereunder, (y) the Company Registration Statement, as amended as of any such time, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and (z) the Company Prospectus, as amended or supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (x) that part of the Company Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee or (y) any information contained in or omitted from the Company Registration Statement or the Company Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Company Registration Statement and the Company Prospectus.

         (c) As of the date hereof and at the Closing Date:

                  (i) each of the Company and Chicago Tribune Company, Sentinel
             Communications Company, Sun-Sentinel Company and Tribune Broadcasting Company (individually, a "Designated Subsidiary" and collectively, the "Designated Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Company Prospectus, and is duly qualified or licensed to do business as a foreign corporation and is in good standing under the laws of each jurisdiction where the character of the properties owned or leased or the nature of the activities conducted by such corporations, respectively, makes such qualifications or licensing necessary, and where the failure to be so qualified or licensed might materially adversely affect the financial condition, assets, operations or prospects of the Company and its subsidiaries considered as one enterprise;

                  (ii) all the outstanding shares of capital stock of each
             Designated Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Company Prospectus, all outstanding shares of capital stock of the Designated Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and any other security interests, claims, liens or encumbrances;

                  (iii) the Indenture has been duly authorized, and prior to the
             Closing will be executed and delivered and will constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law)); the Indenture has been duly qualified under the Trust Indenture Act; and the DECS have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting the enforcement of creditors' rights or by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and will be entitled to the benefits of the Indenture;

                  (iv) the financial statements of the Company and its
             consolidated subsidiaries included or incorporated by reference in the Company Prospectus present fairly the financial position of the Company and such consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; except as stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis;

                  (v) to the best knowledge of the Company, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Designated Subsidiaries of a character required to be disclosed in the Company Registration Statement which is not adequately disclosed in the Company Prospectus, and there is no franchise, contract or other document of a character required to be described in the Company Registration Statement or the Company Prospectus, or to be filed as an exhibit, which is not described or filed as required;

                  (vi) this Agreement has been duly authorized, executed and delivered by the Company;

                  (vii) no consent, approval, authorization or order of any
             court or governmental agency or body, domestic or foreign, is required for the consummation of the transactions contemplated herein except such as have been obtained under the Act and such as may be obtained under the blue sky laws of any jurisdiction in connection with the sale of the DECS as contemplated by this Agreement and such other approvals as have been obtained; and

                  (viii) none of the execution of the Indenture, the issuance and sale of the DECS, the consummation of any other of the transactions herein contemplated or the fulfillment of the terms hereof will conflict with, result in a breach of or constitute a default under the charter or by-laws of the Company or the terms of any material indenture or other material agreement or instrument to which the Company or any of the Designated Subsidiaries is a party or bound, or any material order, decree, rule or regulation known to the Company to be applicable to the Company or any of its Designated Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator, domestic or foreign, having jurisdiction over the Company or any of its Designated Subsidiaries.

         (d) The Company confirms as of the date hereof, and at the Closing Date, that the Company is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Company Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Company Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

         Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters at the closing of the offering of the DECS shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

         2. Representations and Warranties of TLC. TLC represents and warrants to, and agrees with, each Underwriter and the Company as set forth below in this
Section 2.

         (a) TLC Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (file number 333-02385) on Form S-3, including a related preliminary prospectus, for the registration under the Act of the offering and sale of the Shares. TLC may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. TLC will next file with the Commission one of the following: either
    (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement, (including the form of final prospectus), (2) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b), or (3) a final prospectus in accordance with Rules 415 and 424(b). In the case of clause
    (2), TLC has included in such registration statement, as amended at the TLC Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the TLC Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest TLC Preliminary Prospectus) as the TLC has advised you, prior to the Execution Time, will be included or made therein. If the TLC Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the TLC Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

         (b) On the TLC Effective Date, the TLC Registration Statement did or will, and when the TLC Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date and on any date on which Option DECS are purchased, if such date is not the Closing Date (a "settlement date"), the TLC

    Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the TLC Effective Date and at the Execution Time, the TLC Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the TLC Effective Date, the TLC Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the TLC Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that TLC makes no representations or warranties as to the information contained in or omitted from the TLC Registration Statement, or the TLC Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished herein or in writing to TLC (x) by or on behalf of any Underwriter through the Representatives or (y) by the Company, in either case, specifically for inclusion in the TLC Registration Statement or the TLC Prospectus (or any supplement thereto).

         (c) Each of TLC and its domestic "significant subsidiaries" within the meaning of Regulation S-X as shown on Exhibit A (the "TLC Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the TLC Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, and where the failure to be so qualified or licensed might materially adversely affect the financial condition, assets, operations or prospects of TLC and its subsidiaries considered as one enterprise;

         (d) all the outstanding shares of capital stock of each TLC Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the TLC Prospectus, all outstanding shares of capital stock of the TLC Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances other than security interests held by certain banks;

         (e) TLC's authorized equity capitalization is as set forth in the TLC Prospectus; the capital stock of TLC conforms in all material respects to the description thereof contained in the TLC Prospectus; the outstanding shares of capital stock of TLC have been duly and validly authorized and issued and are fully paid and nonassessable; the Shares are duly listed, and admitted and authorized for trading on the NYSE; and the holders of outstanding shares of capital stock of TLC are not entitled to preemptive or other rights to subscribe for the Shares.

         (f) There is no franchise, contract or other document of a character required to be described in the TLC Registration Statement or TLC Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required.

         (g) This Agreement has been duly authorized, executed and delivered by TLC.

         (h) TLC is not and, after giving effect to the offering and sale of the DECS and the Shares, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

         (i) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein in respect of TLC and the TLC Subsidiaries, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the DECS by the Underwriters in the manner contemplated herein and in the Company Prospectus.

         (j) Neither the execution, delivery and performance of this Agreement by TLC and the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of TLC or any of its subsidiaries pursuant to, (i) the charter or by-laws of TLC or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which TLC or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to TLC or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over TLC or any of its subsidiaries or any of its or their properties.

         (k) The consolidated historical financial statements and schedules of the TLC and its consolidated subsidiaries included in the TLC Prospectus and the TLC Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of TLC as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected consolidated financial data set forth under the caption "Selected Consolidated Financial Data" in the TLC Prospectus and TLC Registration Statement fairly present, on the basis stated in the TLC Prospectus and the TLC Registration Statement, the information included therein.

         (l) To the best knowledge of TLC, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving TLC or any of its subsidiaries or its or their property is pending or threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of TLC and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the TLC Prospectus (exclusive of any supplement thereto).

         (m) PricewaterhouseCoopers LLP, who have certified certain financial statements of TLC and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the TLC Prospectus, are independent public accountants with respect to TLC within the meaning of the Act and the applicable published rules and regulations thereunder.

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         (n) TLC has not taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of TLC to facilitate the sale or resale of the DECS.

         (o) TLC and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all material patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of TLC's business as now conducted or as proposed in the TLC Prospectus to be conducted. Except as set forth in the Prospectus under the caption "Business--Proprietary Rights and Licenses," (a) there is no material infringement by third parties of any such Intellectual Property;
    (b) there is no pending or threatened material action, suit, proceeding or claim by others challenging TLC's rights in or to any such Intellectual Property, and TLC is unaware of any facts which would form a reasonable basis for any such claim; (c) there is no pending or threatened material action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and TLC is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or threatened material action, suit, proceeding or claim by others that TLC infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and TLC is unaware of any other fact which would form a reasonable basis for any such claim, in each case that might adversely affect the financial condition, assets, operations or prospects of TLC and its subsidiairies considered as one enterprise.

         (p) The statements contained in the TLC Prospectus under the captions "Risk Factors -- Protection of Proprietary Rights; Risk of Infringement Claims" and "Business -- Proprietary Rights and Licenses," insofar as such statements summarize legal matters, agreements, documents, or proceedings discussed therein, are in all material respects accurate and fair summaries of such legal matters, agreements, documents or proceedings.

         Any certificate signed by any officer of TLC and delivered to the

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Representatives or counsel for the Underwriters in connection with the offering of the DECS shall be deemed a representation and warranty by TLC, as to matters covered thereby, to each Underwriter.

         3. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $27.099375 per DECS, plus accrued interest, if any, on the DECS, the number of DECS set forth opposite such Underwriter's name in Schedule I hereto.

         (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 610,796 Option DECS at the same purchase price per DECS as the Underwriters shall pay for the Underwritten DECS, plus accrued interest, if any. Said option may be exercised only to cover over-allotments in the sale of the Underwritten DECS by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Company Prospectus upon written or telegraphic notice by the Representatives to the Company setting forth the number of Option DECS as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the Option DECS by the Company, and payment therefor to the Company, shall be made as provided in Section 4 hereof. The number of Option DECS to be purchased by each Underwriter shall be the same percentage of the total number of Option DECS to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten DECS, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

         4. Delivery and Payment. Delivery of and payment for the Underwritten DECS and the Option DECS (if the option provided for in Section 3(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on August 5, 1998, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement

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between the Representatives and the Company or as provided in Section 11 hereof
(such date and time of delivery and payment for the DECS being herein called the "Closing Date"). Delivery of the DECS shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Underwritten DECS and the Option DECS shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

         The Company agrees to have the DECS available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

         If the option provided for in Section 3(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Option DECS to the Representatives on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. If settlement for the Option DECS occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option DECS, and the obligation of the Underwriters to purchase the Option DECS shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 8 hereof.

         5. Offering by Underwriters. It is understood that the several Underwriters propose to offer the DECS for sale to the public as set forth in the Company Prospectus.

         6. Agreements of the Company. The Company agrees with the several Underwriters and TLC that:

         (a) The Company will use its reasonable best efforts to cause the Company Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the DECS, the Company will not file any amendment of the Company Registration Statement or supplement to the Company Prospectus or any Rule 462(b) Company Registration Statement unless the Company has furnished you a copy for your review prior to filing and, prior to the termination of the offering of the DECS, will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Company Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Company Prospectus is otherwise required under Rule 424(b), the Company will cause the Company Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Company Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Company Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Company Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Company Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Company Registration Statement, or any Rule 462(b) Company Registration Statement, or for any supplement to the Company Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Company Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the DECS for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

         (b) If, at any time when a prospectus relating to the DECS is required to be delivered under the Act, any event occurs as a result of which the Company

    Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Company Registration Statement or supplement the Company Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 6, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Company Prospectus to you in such quantities as you may reasonably request.

         (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements (which need not be audited) of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

         (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, a copy of the Company Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Company Preliminary Prospectus and the Company Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of the Company Registration Statement, each Company Preliminary Prospectus and the Company Prospectus.

         (e) The Company will arrange, if necessary, for the qualification of the DECS for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the DECS and will pay any fee of the National Association of Securities Dealers, Inc., in connection with any review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the DECS, in any jurisdiction where it is not now so subject.

         (f) The Company will not, without the prior written consent of Salomon Smith Barney, for a period of 60 days following the Execution Time, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company) or announce the offering (or plans to make an offering) of, any shares of Learning Common Stock or any securities convertible into or exercisable or exchangeable for shares of Learning Common Stock or (ii) enter into any swap or other agreement that transfers to another, in whole or in part, any of the economic consequences of the ownership of shares of Learning Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of Learning Common Stock or such other securities, in cash or otherwise.

         (g) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company or the Learning Common Stock to facilitate the sale or resale of the DECS, in each case in violation of applicable law.

         (h) Until the Business Day following the Closing Date, the Company will not, without the consent of Salomon Smith Barney, offer, sell or contract to sell, or announce the offering of, any debt securities or warrants to purchase debt securities covered by the Company Registration Statement or any other registration statement filed under the Act.

         7. Agreements of TLC. TLC agrees with the several Underwriters and the Company that:

         (a) TLC will use its reasonable best efforts to cause the TLC Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the DECS, TLC will not file any amendment of the TLC Registration Statement or supplement to the TLC

    Prospectus or any Rule 462(b) TLC Registration Statement unless TLC has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the TLC Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the TLC Prospectus is otherwise required under Rule 424(b), TLC will cause the TLC Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. TLC will promptly advise the Representatives (1) when the TLC Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the TLC Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) TLC Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the DECS, any amendment to the TLC Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the TLC Registration Statement, or any Rule 462(b) TLC Registration Statement, or for any supplement to the TLC Prospectus or for any additional information,
    (5) of the issuance by the Commission of any stop order suspending the effectiveness of the TLC Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by TLC of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. TLC will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

         (b) If, at any time when a prospectus relating to the DECS is required to be delivered under the Act, any event occurs as a result of which the TLC Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the TLC Registration Statement or supplement the TLC Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, TLC promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
    Section 7, an
    amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented TLC Prospectus to you in such quantities as you may reasonably request.

         (c) As soon as practicable, TLC Company will make generally available to its security holders and to the Representatives an earnings statement or statements (which need not be audited) of TLC and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

         (d) TLC will furnish to the Representatives and counsel for the Underwriters, without charge, a copy of the TLC Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each TLC Preliminary Prospectus and the TLC Prospectus and any supplement thereto as the Representatives may reasonably request. TLC will pay the expenses of printing or other production of the TLC Registration Statement, the TLC Preliminary Prospectus and the TLC Prospectus.

         (e) TLC will cooperate with the Company for purposes of the qualification of the DECS and the Shares for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the DECS and the Shares; provided that in no event shall TLC be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the DECS, in any jurisdiction where it is not now so subject.

         (f) TLC will not, without the prior written consent of Salomon Smith Barney, for a period of 60 days following the Execution Time, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by TLC or any affiliate of TLC) or announce the offering (or plans to make an offering) of, any shares of Learning Common Stock or any securities convertible into or exercisable or exchangeable for shares of Learning Common Stock; (ii) enter into any swap or other agreement that transfers to another, in whole or in part, any of the economic consequences of the ownership of shares of Learning Common Stock; or (iii) waive any rights TLC has against any entity which is an affiliate of TLC which prevents such entity from effecting a disposition or transfer (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) of the ownership of Learning Common Stock, or waive any such rights against any entity in respect of any underwritten offering, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of shares of Learning Common Stock or such other securities, in cash or otherwise; provided, however, that (1) TLC may issue shares of Learning Common Stock directly to shareholders of companies acquired by TLC as consideration for the acquisition, and in connection therewith announce such issuance or contemplated issuance; (2) TLC may sell warrants to purchase equity securities in offerings made pursuant to Canadian law solely to non-U.S. residents so long as such warrants (or such other securities into which such warrants are exchangeable or convertible) are not available to be resold in the United States or to U.S. residents (and TLC takes no action to permit such resale) until a date that is at least 60 days from the Execution Time;
    (3) TLC may exchange the 5 1/2% Senior Convertible Notes due 2000 of TLC which are outstanding as of the Execution Time by issuing shares of Learning Common Stock provided such shares are subject to the foregoing restrictions for the remainder of the 60 day period; (4) TLC may issue shares of Learning Common Stock pursuant to any stock option plan, equity incentive plan, stock purchase plan or dividend reinvestment plan of TLC in effect at the Execution Time or pursuant to any warrant or other equity security convertible into or exercisable or exchangeable for Learning Common Stock outstanding at the Execution Time; and (5) in connection with an acquisition by TLC or any affiliate of TLC, TLC may announce that to finance such acquisition, TLC is reviewing a number of alternatives, including a debt or equity offering by TLC.

         (g) TLC will take such action as may be reasonably necessary to comply with the rules and regulations of the NYSE in respect of the offering and listing of the Shares in connection with the DECS.

         8. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten DECS and the Option DECS, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and TLC contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 4 hereof, to the accuracy of the statements of the Company and TLC made in any certificates pursuant to the provisions hereof, to the performance by the Company and TLC in all material respects of their respective obligations hereunder and to the following additional conditions:

         (a) If either of the Company Registration Statement or the TLC Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Company Registration Statement or the TLC Registration Statement, as the case may be, will become effective not later than (i) 6:00PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00PM New York City time on such date; if filing of the Company Prospectus or the TLC Prospectus, or any supplements thereto, is required pursuant to Rule 424(b), the Company Prospectus or the TLC Prospectus, and any such supplements, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Company Registration Statement or the TLC Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

         (b) The Company shall have furnished to the Representatives the opinion of Sidley & Austin, counsel for the Company, dated the Closing Date and addressed to the Representatives, to the effect that:

                  (i) each of the Company and the Designated Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Company

             Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse affect on the Company and its consolidated subsidiaries considered as one enterprise;

                  (ii) all the outstanding shares of capital stock of each
             Designated Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, to the knowledge of such counsel, except as otherwise set forth in the Company Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest, claim, lien or encumbrance;

                  (iii) the DECS and the Indenture conform in all material
             respects to the description thereof contained in the Company Prospectus, and the holders of outstanding shares of capital stock of the Company do not have pre-emptive rights to subscribe for the DECS;

                  (iv) the Indenture has been duly authorized, executed and
             delivered by the Company, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting the enforcement of creditors' rights or by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); the Indenture has been duly qualified under the Trust Indenture Act; and the DECS have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and the procedures adopted by the Board of Directors of the Company and the Special Committee thereof and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting the enforcement of creditors' rights or by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and will be entitled to the benefits of the Indenture;

                  (v) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Designated Subsidiaries or its or their property of a character required to be disclosed in the Company Registration Statement which is not disclosed in the Company Prospectus as so required, and to the knowledge of such counsel, there is no franchise, contract or other document of a character required to be described in the Company Registration Statement or Company Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statement included or incorporated in the Company Prospectus with respect to any such action, suit, proceeding, franchise, contract or other document fairly summarize the matters therein described;

                  (vi) the Company Registration Statement has become effective under the Act; any required filing of the Company Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Company Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and the Company Registration Statement and the Company Prospectus as of their respective effective or issue dates (other than (i) the Form T-1 or (ii) the financial statements, financial data and supporting schedules and other financial information included or incorporated by reference therein, as to which such counsel need express no opinion) complied as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and nothing has come to the attention of such counsel that causes such counsel to believe that on the Effective Date or at the Execution Time the Company Registration Statement contains or contained any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Company Prospectus as of its date and on the Closing Date includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than (i) the Form T-1 or (ii) the financial statements, financial data and supporting schedules and other financial information included or incorporated by reference therein, as to which such counsel need express no belief);

                  (vii) this Agreement has been duly authorized, executed and delivered by the Company;

                  (viii) the Company is not and, after giving effect to the
             offering and sale of the DECS and the application of the proceeds thereof as described in the Company Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended;

                  (ix) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required to be made or obtained by the Company in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the DECS by the Underwriters in the manner contemplated in this Agreement and in the Company Prospectus and such other approvals (specified in such opinion) as have been obtained; and

                  (x) none of the execution of the Indenture, the issuance and sale of the DECS, the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof result in a breach or constitute a default under (i) the charter or by-laws of the Company, (ii) the terms of any indenture or other material agreement or obligation known to such counsel to which the Company or any of its Designated Subsidiaries is a party or bound, or (iii) any statute, law, rule, regulation, judgment, order or decree known to such counsel to be applicable to the Company or any of its Designated Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the

             Company or any of its Designated Subsidiaries or any of its or their properties.

             In rendering such opinion, such counsel may limit its opinion to matters involving the application of the laws the States of Illinois and New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States and as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Company Prospectus in this paragraph (b) include any supplements thereto at the Closing Date. The opinion of such counsel shall be rendered to the Underwriters at the request of the Company and shall so state therein.

             (c) TLC shall have furnished to the Representatives the opinion of Hale and Dorr LLP, counsel for TLC, dated the Closing Date, to the effect that:

                  (i) TLC has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the TLC Prospectus;

                  (ii) the TLC Registration Statement has become effective under the Act; any required filing of the TLC Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the TLC Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the TLC Registration Statement and the TLC Prospectus as of their respective effective or issuance dates (other than the financial statements, financial data, proforma data, supporting schedules and other financial information contained or incorporated by reference therein, as to which such counsel need express no opinion) complied as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder;

                  (iii) the capital stock of TLC conforms in all material
             respects to the description thereof contained in the TLC
             Prospectus;

                  (iv) this Agreement has been duly authorized, executed and delivered by TLC;

                  (v) TLC is not and, after giving effect to the offering and sale of the DECS and the Shares, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended;

                  (vi) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the DECS by the Underwriters in the manner contemplated in this Agreement and in the Company Prospectus and such other approvals (specified in such opinion) as have been obtained;

                  (vii) the consummation of any of the transactions herein
             contemplated by TLC and the fulfillment of the terms hereof by TLC will not result in a breach of or constitute a default under (i) the charter or by-laws of TLC or the TLC Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which TLC or the TLC Subsidiaries is a party or bound or to which its or their property is subject and that is filed as an exhibit to TLC's Annual Report on Form 10-K for the year ended January 28, 1998, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to TLC or the TLC Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over TLC or the TLC Subsidiaries or any of its or their properties; and

                  (viii) The opinion will also state that nothing has come to the attention of such counsel that causes it to believe that on the Effective Date or at the Execution Time the TLC Registration Statement contains or contained any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the TLC Prospectus as of its date and on the Closing Date includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements, financial data, proforma data, supporting schedules and other financial information contained or incorporated by reference therein, as to which such counsel need express no belief); provided, however, that such counsel need express no opinion with respect to information contained in documents filed by Broderbund Software Inc. with the Commission which is incorporated by reference into to TLC Prospectus.

         In rendering such opinion, such counsel may rely limit its opinion to matters involving the application of the laws of the Commonwealth of Massachusetts, the State of New York, the Federal laws of the United States and the General Corporation Law of the State of Delaware and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of TLC and public officials. References to the Company Prospectus in this paragraph (c) include any supplements thereto at the Closing Date. The opinion of such counsel shall be rendered to the Underwriters at the request of TLC and shall so state therein.

         (d) TLC shall have furnished to the Representatives the opinion of Neal
    S. Winneg, general counsel for TLC, dated the Closing Date, to the effect that:

                  (i) each of TLC and the TLC Subsidiaries has been duly
             incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the TLC Prospectus;

                  (ii) all the outstanding shares of capital stock of each TLC
             Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except for non-voting exchangeable shares of Softkey Software Products, Inc. described in the TLC Prospectus, and as otherwise set forth in the TLC Prospectus, to the knowledge of such counsel, all outstanding shares of capital stock of the TLC Subsidiaries are owned by TLC either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel after due inquiry, any other security interest, claim, lien or encumbrance, other than security interests held by certain banks;

                  (iii) TLC's authorized equity capitalization
             is as set forth in the TLC Prospectus; the outstanding shares of capital stock of TLC have been duly and validly authorized and issued and are fully paid and nonassessable; the Shares are duly listed, and admitted and authorized for trading on the NYSE; and to the knowledge of such counsel, the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Shares;

                  (iv) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving TLC or any subsidiaries of TLC or its or their property of a character required to be disclosed in the TLC Registration Statement which is not adequately disclosed in the TLC Prospectus, and to the knowledge of such counsel; after due inquiry, there is no franchise, contract or other document of a character required to be described in the TLC Registration Statement or TLC Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statement included or incorporated in the TLC Prospectus with respect to any such action, suit, proceeding, franchise, contract or other document fairly summarize the matters therein described;

                  (v) to such counsel's knowledge, there are no persons other than the Company with registration or other similar rights to have any securities of TLC registered pursuant to the TLC Registration Statement.

                  (vi) The opinion will also state that nothing has come to the attention of such counsel that causes it to believe that on the Effective Date or at the Execution Time the TLC Registration Statement contains or contained any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the TLC Prospectus (including information contained in documents filed by Broderbund Software Inc. with the Commission which is incorporated by reference into the TLC Prospectus) as of its date and on the Closing Date includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements, financial data, proforma data, supporting schedules and other financial information contained or incorporated by reference therein, as to which such counsel need express no belief).

        In rendering such opinion, such counsel may rely limit its opinion to matters involving the application of the laws of the Commonwealth of Massachusetts, the Federal laws of the United States and the General Corporation Law of the State of Delaware and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of TLC and public officials. References to the Company Prospectus in this paragraph
    (d) include any supplements thereto at the Closing Date. The opinion of such counsel shall be rendered to the Underwriters at the request of TLC and shall so state therein.

         (e) The Representatives shall have received from Mayer, Brown & Platt, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the

    Securities, the Company Registration Statement, the Company Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. The opinion or opinions of such counsel shall be rendered to the Underwriters at the request of the Company and shall so state therein.

         (f) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President or any Vice President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Company Registration Statement, the Company Prospectus, any supplements to the Company Prospectus and this Agreement and that:

                  (i) the representations and warranties of the Company in this
             Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii) no stop order suspending the effectiveness of the
             Company Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                  (iii) since the date of the most recent financial statements included in the Company Prospectus as of its issue date, there has been no material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Company Prospectus.

         (g) the DECS are authorized for listing, subject to official notice of issuance, on the New York Stock Exchange;

         (h) TLC shall have furnished to the Representatives a certificate of TLC, signed by the Chairman of the Board or the President and the principal financial or accounting officer of TLC, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the TLC Registration Statement, the TLC Prospectus, any supplements to the TLC Prospectus and this Agreement and that:

                  (i) the representations and warranties of TLC in this
             Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and TLC has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii) no stop order suspending the effectiveness of the TLC
             Registration Statement has been issued and no proceedings for that purpose have been instituted or, to TLC's knowledge, threatened; and

                  (iii) since the date of the most recent financial statements included in the TLC Prospectus (exclusive of any supplement thereto), there has been no material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), earnings, business or properties of TLC and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the TLC Prospectus (exclusive of any supplement thereto).

         (i) At the Execution Time and at the Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and that they have performed a review of the unaudited interim financial information of the Company for the three-month period ended March 28, 1998, and as at March 28, 1998 in accordance with Statement on Accounting Standards No. 71, and stating in effect that:

                  (i) in their opinion the audited financial statements and
             financial statement schedules and pro forma financial statements included or incorporated in the Company Registration Statement and the Company Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                  (ii) on the basis of a reading of the latest unaudited
             financial statements made available by the Company and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the three-month period ended March 29, 1998, and as at March 29, 1998, as indicated in their Form 10-Q for the quarter ended March 29, 1998, incorporated in the Company Registration Statement and the Company Prospectus; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders and Board of Directors of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 28, 1997, nothing came to their attention which caused them to believe that:

                         (1) any unaudited financial statements included or
                    incorporated in the Company Registration Statement and the Company Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Company Registration Statement and the Company Prospectus;

                         (2) with respect to the period subsequent to March 29,
                    1998, there were any changes, at a specified date not more than five days prior to the date of the letter, in the stock (the sum of common stock and paid-in capital, net of treasury stock) or long-term debt of the Company and its consolidated subsidiaries or any decreases in consolidated total assets, net current assets (working capital) or stockholders' investment as compared with the amounts shown on the March 29, 1998 consolidated balance sheet included or incorporated in the Company Registration Statement and the Company Prospectus, or for the period from March 29, 1998 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in consolidated operating revenues, operating profit, income before income taxes or in the total or per-share amounts of net income, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

                         (3) the information included in the Company
                    Registration Statement and Company Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation) and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K; and

                         (4) with regard to the Company and its consolidated
                    subsidiaries, the amounts included in any unaudited "capsule" information included or incorporated by reference in the Company Registration Statement or the Company Prospectus do not agree with the corresponding amounts in the audited or unaudited consolidated financial statement from which such amounts were derived or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statement included or incorporated by reference in the Company Registration Statement and the Company Prospectus;

                  (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth or incorporated by reference in the Company Registration Statement and the Company Prospectus, including the information included or incorporated in Items 1, 6 and 7 of the Company's Annual Report on Form 10-K, incorporated in the Company Registration Statement and the Company Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in any of the Company's Quarterly Reports on Form 10-Q, incorporated in the Company Registration Statement and the Company Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                  (iv) if unaudited pro forma financial statements are included or incorporated by reference in the Company Registration Statement and the Company Prospectus, on the basis of a reading of the unaudited pro forma financial statements included or incorporated in the Company Registration Statement and the Company Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

             References to the Company Prospectus in this paragraph (i) include any supplement thereto at the date of the letter.

         (j) At the Execution Time and at the Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and that they have performed a review of the unaudited interim financial information of TLC for the three-month period ended April 4, 1998, and as at April 4, 1998 in accordance with Statement on Accounting Standards No. 71, and stating in effect that:

                  (i) in their opinion the audited financial statements and
             financial statement schedules and pro forma financial statements included or incorporated in the TLC Registration Statement and the TLC Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                  (ii) on the basis of a reading of the latest unaudited
             financial statements made available by TLC and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the three-month period ended April 4, 1998, and as at April 4, 1998, as indicated in their report dated May 12, 1998, incorporated in the TLC Registration Statement and the TLC Prospectus; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and committees of TLC and the TLC Subsidiaries; and inquiries of certain officials of TLC who have responsibility for financial and accounting matters of TLC and its subsidiaries as to transactions and events subsequent to January 3, 1998, nothing came to their attention which caused them to believe that:

                         (1) any unaudited financial statements included or
                    incorporated in the TLC Registration Statement and the TLC Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the TLC Registration Statement and the TLC Prospectus;

                         (2) with respect to the period subsequent to April 4,
                    1998, there were any changes, at a specified date not more than five days prior to the date of the letter, in consolidated net sales or increase in total or per-share amounts of loss before extraordinary items of net loss as compared with the amounts shown on the April 4, 1998 consolidated balance sheet included or incorporated in the TLC Registration Statement and the TLC Prospectus, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by TLC as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

                         (3) the information included in the TLC Registration
                    Statement and TLC Prospectus in response to Regulation S-K,
                    Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation) and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K; and

                         (4) with regard to the TLC and its consolidated
                    subsidiaries, the amounts included in any unaudited "capsule" information included or incorporated by reference in the TLC Registration Statement or the TLC Prospectus do not agree with the corresponding amounts in the audited or unaudited consolidated financial statement from which such amounts were derived or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statement included or incorporated by reference in the TLC Registration Statement and the TLC Prospectus;

                  (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of TLC and its subsidiaries) set forth in the TLC Registration Statement and the TLC Prospectus, including the information the information included or incorporated in TLC's Annual Report on Form 10-K, incorporated in the TLC Registration Statement and the TLC Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the TLC Registration Statement and the TLC Prospectus, agrees with the accounting records of TLC and its subsidiaries, excluding any questions of legal interpretation; and

                  (iv) on the basis of a reading of the unaudited pro forma
             financial statements included or incorporated in the TLC Registration Statement and the TLC Prospectus (the "TLC pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of TLC who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the TLC pro forma financial statements, nothing came to their attention which caused them to believe that the TLC pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                  References to the TLC Prospectus in this paragraph (j)
             include any supplement thereto at the date of the letter.

         (k) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in each of the Company Prospectus and the TLC Prospectus (exclusive of any supplement thereto), there shall not have been
    (i) any change or decrease specified in the letter or letters referred to in paragraphs (h) or (i) of this Section 8 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company or TLC and their respective subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Company Prospectus or the TLC Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the Company Prospectus or the TLC Prospectus (in either case, exclusive of any amendment thereof).

         (l) At the Execution Time and at the Closing Date, Ernst & Young LLP and KPMG Peat Marwick LLP shall have furnished to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information pertaining to Broderbund Software, Inc. contained in or incorporated by reference into the TLC Registration Statement.

         (m) At the Execution Time, PricewaterhouseCoopers LLP shall have furnished to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information pertaining to Mindscape Group contained in or incorporated by reference into the TLC Registration Statement.

         (n) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

         (o) Prior to the Closing Date, the Company and TLC shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

         If any of the conditions specified in this Section 8 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

         The documents required to be delivered by this Section 8 shall be delivered at the office of Mayer, Brown & Platt, counsel for the Underwriters, at 190 South LaSalle Street, Chicago, Illinois 60603 on the Closing Date.

         9. Reimbursement of Underwriters' Expenses. If the sale of the DECS provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 8 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company or TLC to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, subject to the immediately following sentence, the Company will reimburse the Underwriters severally through Salomon Smith Barney on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by them in connection with the proposed purchase and sale of the DECS. If the Company is required to make any payment to the Underwriters under this Section 9 because of TLC's refusal, inability or failure to satisfy any condition to the obligations of the Underwriters set forth in Section 8, TLC shall, rather than the Company, reimburse the Underwriters on demand for the foregoing expenses.

         10. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the DECS as originally filed or in any amendment thereof, or in any Company Preliminary Prospectus or the Company Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof, or arises out of or is based upon the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee, and such indemnity with respect to any Company Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any director, officer, employee or agent of, or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the DECS which are the subject thereof if such person did not receive a copy of the Company Prospectus (or the Company Prospectus as amended or supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such DECS to such person in any case where such delivery is required by the Act and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in any Company

Preliminary Prospectus was corrected in the Company Prospectus (or the Company Prospectus as amended or supplemented) and; provided, further, that the Company will not be liable under the indemnity agreement in this paragraph (a) to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Company Registration Statement as originally filed or in any amendment thereof, or in any Company Preliminary Prospectus or the Company Prospectus, or in any amendment thereof or supplement thereto in reliance upon and in conformity with written information furnished to the Company by TLC specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

    (b) TLC agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the TLC Registration Statement for the registration of the Shares as originally filed or in any amendment thereof, or in any TLC Preliminary Prospectus or the TLC Prospectus, or in any amendment thereof or supplement thereto, or (ii) the Company Registration Statement as originally filed to register the DECS or in any amendment thereof, or in any Company Preliminary Prospectus or the Company Prospectus, or in any amendment thereto or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in the documents referred to in clause (i) or (ii) above a material fact required to be stated therein or necessary to make the statements therein not misleading, but in the case of the documents referred to in clause (ii) only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished in writing to the Company by TLC specifically for inclusion therein including the information contained in the Preliminary TLC Prospectus or TLC Prospectus (other than information contained in or omitted from any such Preliminary TLC Prospectus or TLC Prospectus in reliance on and in conformity with information furnished to TLC by the Company specifically for inclusion therein) and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that TLC will not be liable under the indemnity agreement in this paragraph (b) to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the documents referred to in clause (i) above in reliance upon and in conformity with written information furnished to TLC by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof, and such indemnity with respect to any TLC Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any director, officer, employee or agent or, or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the DECS if such person did not receive a copy of the TLC Prospectus (or the TLC Prospectus as amended or supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such DECS to such person in any case where such delivery is required by the Act and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in any TLC Preliminary Prospectus was corrected in the TLC Prospectus (or the TLC Prospectus as amended or supplemented); and provided, further, that TLC shall not be liable under the indemnity agreement in this paragraph (b) to the extent that any such loss, claim, damage or liability arises out of or is based on any such untrue statement or alleged untrue statement or omission or alleged omission made in the documents referred to in clause (i) above in reliance upon and in conformity with written information furnished to TLC by the Company specifically for inclusion therein. This indemnity agreement will be in addition to any liability which TLC may otherwise have.

         (c) The Company agrees to indemnify and hold harmless TLC, the directors, officers, employees and agents of TLC and each person who controls TLC within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Company Preliminary Prospectus or the Company Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of TLC specifically for use in connection with the preparation thereof. TLC agrees that it has provided to the Company for use in the Company Preliminary Prospectus and the Company Prospectus information under the following captions therein: "THE LEARNING COMPANY, INC.," "RELATIONSHIP BETWEEN TRIBUNE AND THE LEARNING COMPANY" and "PRICE RANGE OF LEARNING COMMON STOCK."

         (d) Each Underwriter agrees to indemnify and hold harmless the Company, each of its directors, officers, employees and agents, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity in paragraph (a) from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in such indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

         (e) Each Underwriter agrees to indemnify and hold harmless TLC, each of its directors, officers, employees and agents and each person who controls TLC within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity in paragraph (b) from TLC to each Underwriter, but only with reference to written information relating to such Underwriter furnished to TLC by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in such indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

         (f) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 10 except to the extent the indemnifying party has been materially prejudiced by the failure to be so notified. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (other than local counsel used principally to facilitate local litigation), approved by the Representatives in the case of paragraphs (a) or (b) of this Section 10, representing the indemnified parties under such paragraphs (a) or (b) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or
    (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment (after all rights to appeal have been exhausted) for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel required to be paid by this Section 10(f), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if
    (i) such settlement is entered into more than 90 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such aforesaid request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is a party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (g) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraphs (a),
    (b), (c), (d) or (e) of this Section 10 is unavailable to or insufficient to hold harmless an indemnified party for any reason, each indemnifying party agrees to contributed to the aggregate losses, claims, damages and (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which an indemnified party may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the DECS specified in
    Schedule I hereto and the Company and TLC are responsible for the balance according to the relative benefits received by the Company and TLC, in the aggregate, from the offering of the DECS; provided, however, that (y) in no case shall any Underwriter be responsible for any amount in excess of the underwriting discount applicable to the DECS purchased by such Underwriter hereunder and
    (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company or TLC within the meaning of the Act or the Exchange Act, each officer of the Company or TLC who shall have signed the Company Registration Statement or the TLC Registration Statement and each director of the Company or TLC shall have the same rights to contributions as the Company or TLC, as the case may be, subject in each case to clause (y) of this paragraph (g). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (g), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (g).

         (h) The Company and TLC agree that the provisions of Section 6 (relating to indemnification and contribution) of the Securities Resale Registration Rights Agreement dated as of December 22, 1995 by and among the Company and TLC (formerly SoftKey International Inc.) (the "Registration Rights Agreement") shall be applicable to the offering of the DECS. Each reference in Section 6 of the Registration Rights Agreement to "Registration Statement" shall be deemed to include the TLC Registration Statement, and each reference to "Prospectus" in such Section 6 shall be deemed to include
    (i) the TLC Preliminary Prospectus, (ii) the TLC Prospectus and (iii) the statement contained in the Company Preliminary Prospectus and Company Prospectus under the captions "SUMMARY -- The Learning Company, Inc.," "THE LEARNING COMPANY, INC." and "PRICE RANGE OF LEARNING COMMON STOCK."

         11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company and TLC prior to delivery of and payment for the DECS, if at any time prior to such time (i) trading in the Company's or TLC's common stock shall have been suspended by the Commission or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it in the case of (i), (ii) or (iii), in the judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the Company Prospectus (exclusive of any supplement thereto).

         12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and TLC or their respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company or TLC or any of the officers, directors or controlling persons referred to in Section 10 hereof, and will survive delivery of and payment for the DECS. The provisions of Sections 9 and 10 hereof shall survive the termination or cancellation of this Agreement.

         13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney General Counsel (fax no.: (212) 816-7912 and confirmed to the General Counsel, Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York, 10013, Attention:
    General Counsel; if sent to the Company, will be mailed, delivered or telefaxed to Crane H. Kenney, General Counsel of the Company (fax no.: (312) 222-4206) and confirmed to it at 435 North Michigan Avenue, Chicago, Illinois, 60611, attention of the Legal Department or, if sent to TLC, will be mailed, delivered or telefaxed to Neal S. Winneg, General Counsel of TLC (fax no.: (617) 494-5660) and confirmed to it at One Athenaeum Street, Cambridge, Massachusetts 02142, attention of the Legal Department.

         14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 10 hereof, and no other person will have any right or obligation hereunder.

         15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

         16. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

         17. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

         18. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

      "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

      "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

      "Commission" shall mean the Securities and Exchange Commission.

      "Effective Date" shall mean each date and time that the Company Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Company Registration Statement became or become effective under the Act.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

      "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

      "Company Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(a) above.

      "Company Prospectus" shall mean the prospectus relating to the DECS that is first filed pursuant to Rule 424(b) after the Execution Time or.

      "Company Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Company Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Company Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

      "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

      "Rule 430A Information" shall mean information with respect to the DECS and the Shares and the offering thereof permitted to be omitted from the Company Registration Statement and the TLC Registration Statement when each becomes effective pursuant to Rule 430A.

      "Rule 462(b) Company Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial Company Registration Statement.

      "Rule 462(b) TLC Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial TLC Registration Statement.

      "Salomon Smith Barney" shall mean Smith Barney Inc. or Salomon Brothers Inc, to the extent that either such party is a signatory to this Agreement.

      "TLC Effective Date" shall mean each date and time that the TLC Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) TLC Registration Statement became or become effective.

      "TLC Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 2(a) above and any preliminary prospectus included in the TLC Registration Statement at the Effective Date that omits Rule 430A Information.

      "TLC Prospectus" shall mean the prospectus relating to the Shares that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Shares included in the TLC Registration Statement at the Effective Date.

      "TLC Registration Statement" shall mean the registration statement referred to in paragraph 2(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) TLC Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) TLC Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.


                                             Very truly yours,


                                             Tribune Company


                                             By: /s/ David J. Granat
                                                --------------------------------
                                             Name:  David J. Granat
                                             Title: Vice President and
                                                    Treasurer


                                             The Learning Company, Inc.


                                             By: /s/ Scott Murray
                                                --------------------------------
                                             Name:  Scott Murray
                                             Title: Executive Vice President
                                                    and Chief Financial Officer



The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written.

Smith Barney Inc.

By:  /s/ Michael S. Canmann
   ---------------------------
Name:  Michael S. Canmann
Title: Vice President

For itself and the other several
Underwriters named in
Schedule I to the foregoing Agreement.

                                   SCHEDULE I

                                         NUMBER OF UNDERWRITTEN
                                         UNDERWRITERS SECURITIES TO BE PURCHASED
                                         ---------------------------------------


Smith Barney Inc. ............................................4,600,000




                                                             ----------
Total ........................................................4,600,000
                                                             ==========

                                                                      Exhibit A





TLC Multimedia Inc.
Learning Company Properties Inc.
The Learning Company Funding, Inc.
Mindscape, Inc.